ACE Limited

Financial Supplement

June 30, 2003

Investor Contact:	Helen M. Wilson (441) 299-9283 (441) 292-8675 fax email: investorrelations@ace.bm

This report is for informational purposes only. It should be read in conjuction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements concerning reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience which differs from the Company’s assumptions, uncertainties in the reserving or settlement process, the impact of aggregate policy coverage limits, the impact of bankruptcies of various asbestos producers and related business, new theories of liability, judicial and legislative developments, litigation tactics, credit developments among reinsurers and other factors identified in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 and in the Company’s earnings press release, which is available on the Company’s website. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited

Financial Supplement Table of Contents

ACE Limited

Financial Highlights

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

	Three months ended June 30		% Change 2Q-03 vs.	Six months ended June 30		% Change YTD-03 vs.
	2003	2002	2Q-02	2003	2002	YTD-02
Gross premiums written	$3,405	$2,929	16%	$7,518	$6,047	24%
Net premiums written	$2,406	$1,875	28%	$5,336	$3,861	38%
Net premiums earned	$2,306	$1,576	46%	$4,378	$2,936	49%
Net investment income	$211	$201	5%	$417	$401	4%
Income excluding net realized gains (losses)	$286	$229	25%	$565	$445	27%
Net income	$371	$104	257%	$618	$302	105%
Comprehensive income	$646	$211	206%	$991	$324	206%
Operating cash flow	$978	$427	129%	$1,578	$571	176%
P&C combined ratio: (1)
Loss and loss expense ratio	63.4%	60.1%		62.6%	60.1%
Underwriting and administrative expense ratio	28.3%	31.7%		28.5%	32.1%

Combined ratio	91.7%	91.8%		91.1%	92.2%
Annualized return on Ordinary shareholders’ equity	15.6%	14.6%		15.7%	13.8%
Annualized return on Ordinary shareholders’ equity excluding FAS 115	17.2%	14.9%		17.4%	14.2%
Diluted earnings per share:
Income excluding net realized gains (losses)	$1.01	$0.82	23%	$2.04	$1.59	28%
Net income	$1.32	$0.36	267%	$2.23	$1.06	110%
Diluted book value per Ordinary Share	$27.24	$24.21	13%	$27.24	$24.21	13%
Diluted tangible book value per Ordinary Share	$17.91	$14.68	22%	$17.91	$14.68	22%
Weighted average diluted Ordinary Shares outstanding	275.2	271.2		270.7	271.2

(1)	Property and casualty operations only.

ACE Limited

Consolidated Statements of Operations

(in millions of U.S dollars)

(Unaudited)

	Three months ended June 30		% Change 2Q-03 vs.	Six months ended June 30		% Change YTD-03 vs.
	2003	2002	2Q-02	2003	2002	YTD-02
Gross premiums written	$3,405	$2,929	16%	$7,518	$6,047	24%
Net premiums written	2,406	1,875	28%	5,336	3,861	38%
Net premiums earned	2,306	1,576	46%	4,378	2,936	49%
Losses and loss expenses	1,459	961	52%	2,742	1,814	51%
Life and annuity benefits	44	23	91%	92	46	100%
Policy acquisition costs	334	234	43%	630	432	46%
Administrative expenses	287	231	24%	547	428	28%

Underwriting income	182	127	43%	367	216	70%
Net investment income	211	201	5%	417	401	4%
Other income (expense)	1	(12)	NM	(5)	(7)	NM
Interest expense	43	52	-17%	88	98	-10%
Income tax expense	65	35	86%	126	67	88%

Income excluding net realized gains (losses)	286	229	25%	565	445	27%
Net realized gains (losses)	107	(140)		67	(166)
Tax effect of net realized gains (losses)	(22)	15		(14)	23

Net income	$371	$104	257%	$618	$302	105%

ACE Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended June 30		Six months ended June 30
	2003	2002	2003	2002
Numerator:
Income excluding net realized gains (losses)	$286	$229	$565	$445
Perpetual preferred dividend	(4)	—	(4)	—
Mezzanine equity dividend	(3)	(6)	(10)	(13)

Income available to the holders of Ordinary Shares, excluding net realized gains (losses)	279	223	551	432
Net realized gains (losses), net of income tax	85	(125)	53	(143)

Net income available to the holders of Ordinary Shares	$364	$98	$604	$289

Rollforward of Ordinary Shares:
Ordinary Shares—beginning of period	264,491,819	261,897,433	262,679,356	259,861,205
Mezzanine equity conversion	11,814,274	—	11,814,274	—
Issued under ESSP	346	421	136,149	113,785
Stock cancelled/granted	(438,707)	(10,388)	1,054,140	482,859
Issued for option exercises	1,887,558	360,292	2,071,371	1,789,909

Ordinary Shares—end of period	277,755,290	262,247,758	277,755,290	262,247,758

Denominator:
Weighted average shares outstanding	268,260,244	259,863,879	264,957,203	259,460,287
Dilutive effect of mezzanine equity	—	3,416,695	—	3,758,796
Effect of other dilutive securities	6,972,095	7,900,655	5,761,774	8,030,284

Adjusted weighted average shares outstanding and assumed conversions	275,232,339	271,181,229	270,718,977	271,249,367

Basic earnings (loss) per share:
Income excluding net realized gains (losses)	$1.04	$0.85	$2.08	$1.66
Net realized gains (losses)	0.31	(0.48)	0.20	(0.55)

Net income	$1.35	$0.37	$2.28	$1.11

Diluted earnings (loss) per share:
Income excluding net realized gains (losses)	$1.01	$0.82	$2.04	$1.59
Net realized gains (losses)	0.31	(0.46)	0.19	(0.53)

Net income	$1.32	$0.36	$2.23	$1.06

ACE Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars)

	June 30	March 31	December 31	December 31
	2003	2003	2002	2001
Assets	(Unaudited)	(Unaudited)	(Audited)	(Audited)

Fixed maturities available for sale, at fair value	$16,884	$15,044	$14,420	$13,000
Equity securities, at fair value	471	410	411	468
Securities on loan, at fair value	546	521	293	—
Short-term investments	2,048	2,081	1,885	1,206
Other investments, at fair value	661	685	652	591
Cash	576	477	663	671

Total investments and cash	21,186	19,218	18,324	15,936
Insurance and reinsurance balances receivable	3,186	3,228	2,654	2,522
Reinsurance recoverable	13,891	14,132	13,991	11,398
Deferred policy acquisition costs	984	915	832	679
Prepaid reinsurance premiums	1,452	1,790	1,721	1,223
Goodwill	2,711	2,711	2,717	2,772
Deferred tax assets	1,075	1,227	1,288	1,251
Other assets	2,141	2,235	1,924	1,406

Total assets	$46,626	$45,456	$43,451	$37,187

Liabilities
Unpaid losses and loss expenses	$24,940	$24,636	$24,315	$20,728
Future policy benefits for life and annuity contracts	470	459	442	3,853
Unearned premiums	6,394	6,573	5,586	383
Insurance and reinsurance balances payable	1,989	1,963	1,870	1,418
Contract holder deposit funds	74	89	90	101
Securities lending collateral	561	533	301	—
Accounts payable, accrued expenses and other liabilities	1,650	1,820	1,777	1,567
Short-term debt	146	146	146	495
Long-term debt	1,749	1,749	1,749	1,349
Trust preferred securities	475	475	475	875

Total liabilities	$38,448	$38,443	$36,751	$30,769

Mezzanine equity	$—	$311	$311	$311

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	$7,365	$6,164	$5,949	$6,005
Accumulated other comprehensive income (AOCI)	813	538	440	102

Total shareholders’ equity	$8,178	$6,702	$6,389	$6,107

Total liabilities, mezzanine equity and shareholders’ equity	$46,626	$45,456	$43,451	$37,187

Diluted book value per Ordinary Share	$27.24	$25.14	$24.16	$23.59
Diluted tangible book value per Ordinary Share	$17.91	$15.72	$14.56	$13.99

ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Property and Casualty

Excluding Financial Services

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002	Full Year 2001
Gross premiums written	$3,241	$3,532	$2,956	$2,977	$2,583	25%	$11,117	$8,270
Net premiums written	2,230	2,357	1,709	1,690	1,531	46%	6,412	4,494
Net premiums earned	2,049	1,815	1,631	1,495	1,322	55%	5,545	4,081
Losses and loss expenses	1,298	1,122	1,507	1,000	794	63%	3,959	3,155
Policy acquisition costs	315	281	260	232	207	52%	872	719
Administrative expenses	266	241	250	233	212	25%	881	771

Underwriting income (loss)	170	171	(386)	30	109	56%	(167)	(564)
Life underwriting income (loss)	3	2	—	(1)	2		5	4
Net investment income—property and casualty	154	148	143	146	149	3%	583	603
Other income (expense)	—	(6)	—	(15)	(12)		(22)	—
Interest expense	42	43	45	45	49		181	182
Income tax expense (benefit)	57	52	(139)	15	27		(74)	(91)
Amortization of goodwill	—	—	—	—	—		—	75

Income (loss) excluding net realized gains (losses)	228	220	(149)	100	172	33%	292	(123)
Net realized gains (losses)	35	(37)	(88)	(158)	(95)		(362)	(54)
Tax effect of net realized gains (losses)	(2)	8	19	11	6		45	10
Cumulative effect of adopting a new acct’ standard	—	—	—	—	—		—	—

Net income (loss)	$261	$191	$(218)	$(47)	$83	214%	$(25)	$(167)

Net premiums written/gross premiums written	68.8%	66.7%	57.8%	56.8%	59.3%		57.7%	54.3%
Effective tax rate	20.0%	19.1%	48.3%	13.0%	13.6%		-33.9%	42.5%
Loss and loss expense ratio	63.4%	61.8%	92.4%	66.8%	60.1%		71.4%	77.3%
Policy acquisition cost ratio	15.3%	15.5%	15.9%	15.6%	15.7%		15.7%	17.6%
Administrative expense ratio	13.0%	13.3%	15.4%	15.6%	16.0%		15.9%	18.9%

Combined ratio	91.7%	90.6%	123.7%	98.0%	91.8%		103.0%	113.8%

Consolidated property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.

ACE Limited

Consolidated Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

ACE Limited Consolidated

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002		Full Year 2001
Gross premiums written	$3,359	$4,064	$3,194	$3,470	$2,901	16%	$12,654		$9,751
Net premiums written	2,362	2,883	1,937	2,166	1,848	28%	7,909		5,955
Net premiums earned	2,264	2,024	1,923	1,868	1,550	46%	6,672		5,510
Losses and loss expenses	1,459	1,283	1,764	1,328	961	52%	4,906		4,552
Policy acquisition costs	332	292	274	250	229	45%	944		777
Administrative expenses (1)	286	259	265	248	229	25%	938		827

Underwriting income (loss)	187	190	(380)	42	131	43%	(116)		(646)
Life underwriting income (loss)	3	2	—	(1)	2		5		4
Net investment income—property and casualty	203	199	194	192	195	4%	775		776
Other income (expense) (2)	1	(6)	1	(15)	(12)		(21)		1
Interest expense	43	45	47	48	52	-17%	193		199
Income tax expense (benefit) (1) (2)	65	61	(133)	22	35		(44)		(70)
Amortization of goodwill	—	—	—	—	—		—		79

Income (loss) excluding net realized gains (losses)	286	279	(99)	148	229	25%	494		(73)
Net realized gains (losses)	107	(40)	(88)	(235)	(140)		(489)		(58)
Tax effect of net realized gains (losses)	(22)	8	19	30	15		72		8
Cumulative effect of adopting a new acct’ standard	—	—	—	—	—		—		(23)

Net income (loss)	$371	$247	$(168)	$(57)	$104	257%	$77		$(146)

Net premiums written/gross premiums written	70.3%	70.9%	60.6%	62.4%	63.7%		62.5%		61.1%
Effective tax rate	18.5%	17.9%	57.3%	12.9%	13.3%		-9.8%		49.0%
Loss and loss expense ratio	64.5%	63.4%	91.8%	71.0%	62.0%		73.5%		82.6%
Policy acquisition cost ratio	14.6%	14.4%	14.3%	13.4%	14.8%		14.2%		14.1%
Administrative expense ratio (1)	12.6%	12.8%	13.7%	13.3%	14.7%		14.0%		15.0%

Combined ratio	91.7%	90.6%	119.8%	97.7%	91.5%		101.7%		111.7%
Large losses and other items:			(3)	(4)			(3	)(4)	(5)
Large losses (before tax)	$—	$—	$516	$100	$—		$616		$862
Large losses (after tax)	$—	$—	$354	$90	$—		$444		$744
Operating cash flow	$978	$600	$833	$1,020	$427		$2,424		$1,353

(1)	Restated to include expenses reported as non-recurring in 2001.
(2)	Other income (expense) in Q2 and Q3 of 2002 includes debt prepayment expense. The tax effect in 2Q-02 was $4M and 3Q-02 was $5M.
(3)	Reported in press release on January 27, 2003.
(4)	Reported in press release on September 18, 2002. Total after tax of $90M includes Overseas General and Global Reinsurance.
(5)	September 11, 2001 tragedy (See Note 5 to the Consolidated Financial Statements included in the 2002 Annual Report on Form 10-K). Amount includes losses reported in the press release on July 18, 2001 and January 8, 2002.

ACE Limited

Premiums By Line of Business

(in millions of U.S. dollars)

(Unaudited)

ACE Limited Consolidated

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002	Full Year 2001
Gross Premiums Written:
Property & casualty	$2,947	$3,212	$2,732	$2,774	$2,388	23.4%	$10,298	$7,661
Life, accident & health	340	369	274	261	223	52.5%	984	1,023
Financial guaranty	119	121	97	147	82	45.1%	391	292
Financial solutions	(1)	411	141	346	236	-100.4%	1,146	1,189

	$3,405	$4,113	$3,244	$3,528	$2,929	16.3%	$12,819	$10,165

Net Premiums Written:
Property & casualty	$1,993	$2,113	$1,534	$1,528	$1,360	46.5%	$5,744	$3,973
Life, accident & health	281	291	222	219	198	41.9%	827	929
Financial guaranty	119	120	96	146	82	45.1%	387	284
Financial solutions	13	406	132	330	235	-94.5%	1,110	1,177

	$2,406	$2,930	$1,984	$2,223	$1,875	28.3%	$8,068	$6,363

Net Premiums Earned:
Property & casualty	$1,835	$1,604	$1,449	$1,320	$1,169	57.0%	$4,888	$3,563
Life, accident & health	256	259	228	232	179	43.0%	815	921
Financial guaranty	82	78	81	46	81	1.2%	282	352
Financial solutions	133	131	211	327	147	-9.5%	845	1,080

	$2,306	$2,072	$1,969	$1,925	$1,576	46.3%	$6,830	$5,916

ACE Limited

Consolidating Statement of Operations

Three months ended June 30, 2003

(in millions of U.S. dollars)

(Unaudited)

	Insurance— North American	Insurance— Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
Gross premiums written	$1,648	$1,244	$349	$—	$3,241	$118	$3,359
Net premiums written	969	916	345	—	2,230	132	2,362
Net premiums earned	920	860	269	—	2,049	215	2,264
Losses and loss expenses	637	518	143	—	1,298	161	1,459
Policy acquisition costs	101	163	51	—	315	17	332
Administrative expenses	102	121	14	29	266	20	286

Underwriting income (loss)	80	58	61	(29)	170	17	187

Life underwriting income	—	—	3	—	3	—	3
Net investment income—property and casualty	103	38	21	(8)	154	49	203
Other income (expense)	—	—	—	—	—	1	1
Interest expense	7	1	—	34	42	1	43
Income tax expense (benefit)	42	25	3	(13)	57	8	65

Income (loss) excluding net realized gains (losses)	134	70	82	(58)	228	58	286
Net realized gains (losses)	25	2	13	(5)	35	72	107
Tax effect of net realized gains (losses)	(3)	—	1	—	(2)	(20)	(22)

Net income (loss)	$156	$72	$96	$(63)	$261	$110	$371

Net premiums written/gross premiums written	58.8%	73.6%	98.9%	—	68.8%	111.9%	70.3%
Effective tax rate	23.9%	26.3%	3.5%	18.3%	20.0%	12.1%	18.5%
Loss and loss expense ratio	69.2%	60.3%	53.1%		63.4%	74.9%	64.5%
Policy acquisition cost ratio	10.9%	18.9%	18.8%		15.3%	7.8%	14.6%
Administrative expense ratio	11.1%	14.0%	5.3%		13.0%	9.5%	12.6%

Combined ratio	91.2%	93.2%	77.2%		91.7%	92.2%	91.7%

ACE Limited

Consolidating Statement of Operations

Three months ended June 30, 2002

(in millions of U.S. dollars)

(Unaudited)

	Insurance— North American	Insurance— Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
Gross premiums written	$1,428	$941	$214	$—	$2,583	$318	$2,901
Net premiums written	718	616	197	—	1,531	317	1,848
Net premiums earned	606	566	150	—	1,322	228	1,550
Losses and loss expenses	396	345	53	—	794	167	961
Policy acquisition costs	50	128	29	—	207	22	229
Administrative expenses	87	89	9	27	212	17	229

Underwriting income	73	4	59	(27)	109	22	131

Life underwriting income	—	—	2	—	2	—	2
Net investment income—property and casualty	103	28	19	(1)	149	46	195
Other income (expense)	(1)	—	—	(11)	(12)	—	(12)
Interest expense	8	1	—	40	49	3	52
Income tax expense	41	5	2	(21)	27	8	35

Income (loss) excluding net realized gains (losses)	126	26	78	(58)	172	57	229
Net realized gains (losses)	(32)	(6)	(27)	(30)	(95)	(45)	(140)
Tax effect of net realized gains (losses)	4	2	—	—	6	9	15

Net income (loss)	$98	$22	$51	$(88)	$83	$21	$104

Net premiums written/gross premiums written	50.3%	65.5%	92.1%	—	59.3%	99.7%	63.7%
Effective tax rate	24.6%	16.1%	2.5%	26.6%	13.6%	12.3%	13.3%
Loss and loss expense ratio	65.4%	61.1%	35.0%		60.1%	73.2%	62.0%
Policy acquisition cost ratio	8.3%	22.6%	19.5%		15.7%	9.6%	14.8%
Administrative expense ratio	14.3%	15.5%	6.3%		16.0%	7.4%	14.7%

Combined ratio	88.0%	99.2%	60.8%		91.8%	90.2%	91.5%

ACE Limited

Consolidating Statement of Operations

Six months ended June 30, 2003

(in millions of U.S. dollars)

(Unaudited)

	Insurance— North American	Insurance— Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
Gross premiums written	$3,312	$2,650	$811	$—	$6,773	$650	$7,423
Net premiums written	1,902	1,897	788	—	4,587	658	5,245
Net premiums earned	1,673	1,674	517	—	3,864	424	4,288
Losses and loss expenses	1,149	1,012	259	—	2,420	322	2,742
Policy acquisition costs	184	315	97	—	596	28	624
Administrative expenses	190	235	29	53	507	38	545

Underwriting income (loss)	150	112	132	(53)	341	36	377

Life underwriting income	—	—	5	—	5	—	5
Net investment income—property and casualty	206	73	40	(17)	302	100	402
Other income (expense)	(6)	(1)	1	—	(6)	1	(5)
Interest expense	15	1	—	69	85	3	88
Income tax expense (benefit)	81	48	7	(27)	109	17	126

Income (loss) excluding net realized gains (losses)	254	135	171	(112)	448	117	565
Net realized gains (losses)	7	(11)	16	(14)	(2)	69	67
Tax effect of net realized gains (losses)	—	5	1	—	6	(20)	(14)

Net income (loss)	$261	$129	$188	$(126)	$452	$166	$618

Net premiums written/gross premiums written	57.4%	71.6%	97.2%	—	67.7%	101.2%	70.7%
Effective tax rate	24.2%	26.2%	3.9%	19.4%	19.6%	12.7%	18.2%
Loss and loss expense ratio	68.7%	60.5%	50.0%		62.6%	75.9%	63.9%
Policy acquisition cost ratio	11.0%	18.8%	18.7%		15.4%	6.5%	14.5%
Administrative expense ratio	11.3%	14.0%	5.7%		13.1%	9.1%	12.7%

Combined ratio	91.0%	93.3%	74.4%		91.1%	91.5%	91.1%

ACE Limited

Consolidating Statement of Operations

Six months ended June 30, 2002

(in millions of U.S. dollars)

(Unaudited)

	Insurance— North American	Insurance— Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
Gross premiums written	$2,693	$1,903	$588	$—	$5,184	$806	$5,990
Net premiums written	1,231	1,230	552	—	3,013	793	3,806
Net premiums earned	1,079	1,075	265	—	2,419	462	2,881
Losses and loss expenses	723	637	92	—	1,452	362	1,814
Policy acquisition costs	92	242	46	—	380	40	420
Administrative expenses	158	175	15	50	398	27	425

Underwriting income (loss)	106	21	112	(50)	189	33	222

Life underwriting income	—	—	6	—	6	—	6
Net investment income—property and casualty	205	49	43	(3)	294	95	389
Other income (expense)	—	4	—	(11)	(7)	—	(7)
Interest expense	17	1	1	72	91	7	98
Income tax expense (benefit)	74	13	2	(39)	50	17	67

Income (loss) excluding net realized gains (losses)	220	60	158	(97)	341	104	445
Net realized gains (losses)	(52)	(11)	(30)	(23)	(116)	(50)	(166)
Tax effect of net realized gains (losses)	12	3	—	—	15	8	23

Net income (loss)	$180	$52	$128	$(120)	$240	$62	$302

Net premiums written/gross premiums written	45.7%	64.6%	93.9%	—	58.1%	98.4%	63.5%
Effective tax rate	25.2%	17.8%	1.3%	28.7%	12.8%	14.0%	13.1%
Loss and loss expense ratio	67.1%	59.3%	34.6%		60.1%	78.2%	63.0%
Policy acquisition cost ratio	8.5%	22.5%	17.2%		15.7%	8.7%	14.5%
Administrative expense ratio	14.6%	16.2%	6.0%		16.4%	5.9%	14.7%

Combined ratio	90.2%	98.0%	57.8%		92.2%	92.8%	92.2%

ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Insurance-North American

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002	Full Year 2001
Gross premiums written	$1,648	$1,664	$1,640	$1,783	$1,428	15%	$6,116	$4,521
Net premiums written	969	933	819	869	718	35%	2,919	1,986
Net premiums earned	920	753	742	654	606	52%	2,475	1,816
Losses and loss expenses	637	512	1,024	453	396	61%	2,200	1,373
Policy acquisition costs	101	83	69	55	50	102%	216	206
Administrative expenses	102	88	97	86	87	17%	341	315

Underwriting income (loss)	80	70	(448)	60	73	10%	(282)	(78)
Net investment income—property and casualty	103	103	100	101	103	0%	406	426
Other income (expense)	—	(6)	1	—	(1)		1	1
Interest expense	7	8	8	7	8		32	37
Income tax expense (benefit)	42	39	(119)	41	41		(4)	94
Amortization of goodwill	—	—	—	—	—		—	—

Income (loss) excluding net realized gains (losses)	134	120	(236)	113	126	6%	97	218
Net realized gains (losses)	25	(18)	(92)	(55)	(32)		(199)	(19)
Tax effect of net realized gains (losses)	(3)	3	27	4	4		43	8

Net income (loss)	$156	$105	$(301)	$62	$98	59%	$(59)	$207

Net premiums written/gross premiums written	58.8%	56.1%	49.9%	48.7%	50.3%		47.7%	43.9%
Effective tax rate	23.9%	24.5%	33.5%	26.6%	24.6%		-4.3%	30.1%
Loss and loss expense ratio	69.2%	68.0%	137.9%	69.2%	65.4%		88.9%	75.6%
Policy acquisition cost ratio	10.9%	11.0%	9.4%	8.3%	8.3%		8.7%	11.3%
Administrative expense ratio	11.1%	11.6%	13.0%	13.2%	14.3%		13.8%	17.4%

Combined ratio	91.2%	90.6%	160.3%	90.7%	88.0%		111.4%	104.3%
Large losses and other items:			(1)				(1)	(2)
Large losses (before tax)	$—	$—	$516	$—	$—		$516	$159
Large losses (after tax)	$—	$—	$354	$—	$—		$354	$143
Excluding A&E charge:			(1)				(1)
Underwriting income			$68				$234
Income (loss) excluding net realized gains (losses)			$118				$451
Net income			$53				$295
Loss and loss expense ratio			68.4%				68.0%
Combined ratio			90.8%				90.5%

(1)	Reported in press release on January 27, 2003.
(2)	September 11, 2001 tragedy (See Note 5 to the Consolidated Financial Statements included in the 2002 Annual Report on Form 10-K). Amount also includes $18M of losses reported in the press release on July 18, 2001.

ACE Limited

Premiums By Line of Business; Insurance—North American

(in millions of U.S. dollars)

(Unaudited)

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002	Full Year 2001
Gross Premiums Written:
Property & casualty	$1,594	$1,594	$1,593	$1,752	$1,398	14%	$5,984	$4,521
Life, accident & health	54	70	47	31	30	80%	132	—
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$1,648	$1,664	$1,640	$1,783	$1,428	15.4%	$6,116	$4,521

Net Premiums Written:
Property & casualty	$943	$900	$797	$854	$700	35%	$2,846	$1,986
Life, accident & health	26	33	22	15	18	44%	73	—
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$969	$933	$819	$869	$718	35.0%	$2,919	$1,986

Net Premiums Earned:
Property & casualty	$893	$723	$721	$637	$586	52%	$2,394	$1,812
Life, accident & health	27	30	21	17	20	35%	81	4
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$920	$753	$742	$654	$606	51.8%	$2,475	$1,816

ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Insurance-Overseas General

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002	Full Year 2001
Gross premiums written	$1,244	$1,406	$1,203	$1,008	$941	32%	$4,114	$3,289
Net premiums written	916	981	796	690	616	49%	2,716	2,154
Net premiums earned	860	814	671	647	566	52%	2,393	1,941
Losses and loss expenses	518	494	372	446	345	50%	1,455	1,465
Policy acquisition costs	163	152	151	140	128	27%	533	445
Administrative expenses	121	114	108	107	89	36%	390	333

Underwriting income (loss) (1)	58	54	40	(46)	4	1350%	15	(302)
Net investment income—property and casualty	38	35	31	28	28	36%	108	102
Other income (expense)	—	(1)	(1)	(1)	—	—	2	(1)
Interest expense	1	—	1	1	1	0%	3	2
Income tax expense (benefit) (1)	25	23	(3)	(4)	5	400%	6	(87)
Amortization of goodwill	—	—	—	—	—	—	—	3

Income (loss) excluding net realized gains (losses)	70	65	72	(16)	26	169%	116	(119)
Net realized gains (losses)	2	(13)	(5)	(21)	(6)		(37)	(5)
Tax effect of net realized gains (losses)	—	5	2	7	2		12	2

Net income (loss)	$72	$57	$69	$(30)	$22	227%	$91	$(122)

Net premiums written/gross premiums written	73.6%	69.8%	66.2%	68.5%	65.5%		66.0%	65.5%
Effective tax rate	26.3%	26.1%	-4.3%	20.0%	16.1%		4.9%	42.2%
Loss and loss expense ratio	60.3%	60.7%	55.5%	68.9%	61.1%		60.8%	75.5%
Policy acquisition cost ratio	18.9%	18.7%	22.4%	21.8%	22.6%		22.3%	22.9%
Administrative expense ratio (1)	14.0%	14.0%	16.2%	16.5%	15.5%		16.3%	17.2%

Combined ratio	93.2%	93.4%	94.1%	107.2%	99.2%		99.4%	115.6%
Large losses and other items:				(2)			(2)	(3)
Large losses (before tax)	$—	$—	$—	$68	$—		$68	$290
Large losses (after tax)	$—	$—	$—	$61	$—		$61	$216

(1)	Restated to include expenses reported as non-recurring in 2001.
(2)	Reported in press release on September 18, 2002. Total after tax of $90M includes $61M in Overseas General and $29M in Global Reinsurance.
(3)	September 11, 2001 tragedy (See Note 5 to the Consolidated Financial Statements included in the 2002 Annual Report on Form 10-K). Amount also includes losses reported in the press release of January 8, 2002.

ACE Limited

Premiums By Line of Business; Insurance—Overseas General

(in millions of U.S. dollars)

(Unaudited)

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002	Full Year 2001

Gross Premiums Written:
Property & casualty	$1,004	$1,156	$1,026	$837	$776	29.4%	$3,427	$2,680
Life, accident & health	240	250	177	171	165	45.5%	687	609
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$1,244	$1,406	$1,203	$1,008	$941	32.2%	$4,114	$3,289

Net Premiums Written:
Property & casualty	$705	$770	$643	$543	$463	52.3%	$2,121	$1,633
Life, accident & health	211	211	153	147	153	37.9%	595	521
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$916	$981	$796	$690	$616	48.7%	$2,716	$2,154

Net Premiums Earned:
Property & casualty	$673	$633	$510	$489	$433	55.4%	$1,817	$1,427
Life, accident & health	187	181	161	158	133	40.6%	576	511
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	3

	$860	$814	$671	$647	$566	51.9%	$2,393	$1,941

ACE Limited

Segment—Key Components

(in millions of U.S. dollars)

(Unaudited)

Insurance-Overseas General

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002	Full Year 2001
Gross Premiums Written:
ACE Global Markets	$422	$346	$511	$325	$314	34.4%	$1,451	$1,179
ACE International	822	1,060	692	683	627	31.1%	2,663	2,110

Total	$1,244	$1,406	$1,203	$1,008	$941	32.2%	$4,114	$3,289

Net Premiums Written:
ACE Global Markets	$295	$256	$282	$196	$160	84.4%	$787	$712
ACE International	621	725	514	494	456	36.2%	1,929	1,442

Total	$916	$981	$796	$690	$616	48.7%	$2,716	$2,154

Net Premiums Earned:
ACE Global Markets	$256	$248	$177	$181	$159	61.0%	$662	$563
ACE International	604	566	494	466	407	48.4%	1,731	1,378

Total	$860	$814	$671	$647	$566	51.9%	$2,393	$1,941

Net Premiums Written/Gross Premiums Written:
ACE Global Markets	69.9%	74.0%	55.2%	60.3%	51.0%		54.2%	60.4%
ACE International	75.5%	68.4%	74.3%	72.3%	72.7%		72.4%	68.3%

Total	73.6%	69.8%	66.2%	68.5%	65.5%		66.0%	65.5%

Loss Ratio:
ACE Global Markets	61.4%	61.2%	51.3%	69.7%	65.2%		59.7%	77.9%
ACE International	59.8%	60.4%	56.9%	68.6%	59.5%		61.2%	74.5%

Total	60.3%	60.7%	55.5%	68.9%	61.1%		60.8%	75.5%

Expense Ratio:
ACE Global Markets	35.7%	36.7%	52.1%	46.8%	45.2%		49.6%	47.4%
ACE International	31.7%	30.9%	33.9%	35.0%	35.4%		34.4%	37.1%

Total	32.9%	32.7%	38.6%	38.3%	38.1%		38.6%	40.1%

Combined Ratio:
ACE Global Markets	97.1%	97.9%	103.4%	116.5%	110.4%		109.3%	124.3%
ACE International	91.5%	91.3%	90.8%	103.6%	94.9%		95.6%	111.6%

Total	93.2%	93.4%	94.1%	107.2%	99.2%		99.4%	115.6%

ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Global Reinsurance

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002	Full Year 2001
Property and casualty
Gross premiums written	$349	$462	$113	$186	$214	63%	$887	$460
Net premiums written	345	443	94	131	197	75%	777	354
Net premiums earned	269	248	218	194	150	79%	677	324
Losses and loss expenses	143	116	111	101	53	170%	304	317
Policy acquisition costs	51	46	40	37	29	76%	123	68
Administrative expenses	14	15	14	11	9	56%	40	29

Underwriting income (loss)	61	71	53	45	59	3%	210	(90)
Life
Gross premiums written	46	49	50	58	28	64%	165	414
Net premiums written	44	47	47	57	27	63%	159	408
Net premiums earned	42	48	46	57	26	62%	158	406
Losses and loss expenses	44	48	52	60	23	91%	158	401
Policy acquisition costs	2	4	1	3	5	-60%	16	8
Administrative expenses	1	1	1	2	2	-50%	6	2
Net investment income	8	7	8	7	6	33%	27	9

Underwriting income (loss)	3	2	—	(1)	2	50%	5	4
Net investment income—property and casualty	21	19	19	20	19	11%	82	70
Other income (expense)	—	1	—	1	—		1	—
Interest expense	—	—	—	—	—		1	1
Income tax expense (benefit)	3	4	—	(1)	2		1	(22)
Amortization of goodwill	—	—	—	—	—		—	14

Income (loss) excluding net realized gains (losses)	82	89	72	66	78	5%	296	(9)
Net realized gains (losses)	13	3	—	(27)	(27)		(57)	(16)
Tax effect of net realized gains (losses)	1	—	—	—	—		—	—

Net income (loss)	$96	$92	$72	$39	$51	88%	$239	$(25)

Net premiums written/gross premiums written	98.9%	95.9%	83.2%	70.4%	92.1%		87.6%	76.9%
Effective tax rate	3.5%	4.3%	0.0%	-1.5%	2.5%		0.3%	71.0%
Loss and loss expense ratio	53.1%	46.7%	51.1%	52.0%	35.0%		44.9%	97.7%
Policy acquisition cost ratio	18.8%	18.6%	18.2%	19.2%	19.5%		18.1%	21.0%
Administrative expense ratio	5.3%	6.0%	6.5%	5.2%	6.3%		5.9%	9.0%

P&C combined ratio	77.2%	71.3%	75.8%	76.4%	60.8%		68.9%	127.7%
Large losses and other items:				(1)			(1)	(2)
Large losses (before tax)	$—	$—	$—	$32	$—		$32	$273
Large losses (after tax)	$—	$—	$—	$29	$—		$29	$238

(1)	Reported in press release on September 18, 2002. Total after tax of $90M includes $61M in Overseas General and $29M in Global Reinsurance.

(2)	September 11, 2001 tragedy (See Note 5 to the Consolidated Financial Statements included in the 2002 Annual Report on Form 10-K). Amount also includes $37M of losses reported in the press release on July 18, 2001.

ACE Limited

Premiums By Line of Business; Global Reinsurance

(in millions of U.S. dollars)

(Unaudited)

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002	Full Year 2001
Gross Premiums Written:
Property & casualty	$349	$462	$113	$186	$214	63.1%	$887	$460
Life, accident & health	46	49	50	58	28	64.3%	165	414
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$395	$511	$163	$244	$242	63.2%	$1,052	$874

Net Premiums Written:
Property & casualty	$345	$443	$94	$131	$197	75.1%	$777	$354
Life, accident & health	44	47	47	57	27	63.0%	159	408
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$389	$490	$141	$188	$224	73.7%	$936	$762

Net Premiums Earned:
Property & casualty	$269	$248	$218	$194	$150	79.3%	$677	$324
Life, accident & health	42	48	46	57	26	61.5%	158	406
Financial guaranty	—	—	—	—	—	—	—	—
Financial solutions	—	—	—	—	—	—	—	—

	$311	$296	$264	$251	$176	76.7%	$835	$730

ACE Limited

Segment—Key Components

(in millions of U.S. dollars)

(Unaudited)

Global Reinsurance-Property & Casualty

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002	Full Year 2001

Gross Premiums Written:
Tempest Europe	$97	$123	$34	$36	$67	44.8%	$230	$120
Tempest USA	133	100	86	69	47	183.0%	234	69
Tempest Bermuda	119	239	(7)	81	100	19.0%	423	271

	$349	$462	$113	$186	$214	63.1%	$887	$460

Net Premiums Written:
Tempest Europe	$94	$115	$18	$27	$57	64.9%	$182	$53
Tempest USA	132	99	86	69	47	180.9%	234	69
Tempest Bermuda	119	229	(10)	35	93	28.0%	361	232

	$345	$443	$94	$131	$197	75.1%	$777	$354

Net Premiums Earned:
Tempest Europe	$63	$69	$45	$38	$37	70.3%	$142	$60
Tempest USA	112	86	69	53	36	211.1%	182	42
Tempest Bermuda	94	93	104	103	77	22.1%	353	222

	$269	$248	$218	$194	$150	79.3%	$677	$324

Net Premiums Written/Gross Premiums Written:
Tempest Europe	96.9%	93.5%	52.9%	75.0%	85.1%		79.1%	44.2%
Tempest USA	99.2%	99.0%	100.0%	100.0%	100.0%		100.0%	100.0%
Tempest Bermuda	100.0%	95.8%	142.9%	43.2%	93.0%		85.3%	85.6%

	98.9%	95.9%	83.2%	70.4%	92.1%		87.6%	77.0%

ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Financial Services

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002	Full Year 2001
Gross premiums written	$118	$532	$238	$493	$318	-63%	$1,537	$1,481
Net premiums written	132	526	228	476	317	-58%	1,497	1,461
Net premiums earned	215	209	292	373	228	-6%	1,127	1,429
Losses and loss expenses	161	161	257	328	167	-4%	947	1,397
Policy acquisition costs	17	11	14	18	22	-23%	72	58
Administrative expenses	20	18	15	15	17	18%	57	56

Underwriting income (loss)	17	19	6	12	22	-23%	51	(82)
Net investment income	49	51	51	46	46	7%	192	173
Other income	1	—	1	—	—		1	1
Interest expense	1	2	2	3	3		12	17
Income tax expense	8	9	6	7	8		30	21
Amortization of goodwill	—	—	—	—	—		—	4

Income excluding net realized gains (losses)	58	59	50	48	57	2%	202	50
Net realized gains (losses)	72	(3)	—	(77)	(45)		(126)	(4)
Tax effect of net realized gains (losses)	(20)	—	—	19	9		26	(2)
Cumulative effect of adopting a new acct’ standard	—	—	—	—	—		—	(23)

Net income (loss)	$110	$56	$50	$(10)	$21	424%	$102	$21

Net premiums written/gross premiums written	111.9%	98.9%	95.8%	96.6%	99.7%		97.4%	98.6%
Effective tax rate	12.1%	13.2%	10.7%	12.7%	12.3%		12.9%	29.6%
Loss and loss expense ratio	74.9%	77.0%	88.2%	88.0%	73.2%		84.0%	97.8%
Policy acquisition cost ratio	7.8%	5.2%	5.0%	4.6%	9.6%		6.4%	4.0%
Administrative expense ratio	9.5%	8.6%	4.6%	4.2%	7.4%		5.0%	3.9%

Combined ratio	92.2%	90.8%	97.8%	96.8%	90.2%		95.4%	105.7%
Large losses and other items:
Loss portfolio transfers**	$—	$—	$99	$187	$25		$311	$642
September 11, 2001 tragedy (before and after tax)								$147 (1)

**	Total premiums typically included in gross premiums written, net premiums written, and net premiums earned in the quarter it is written; usually accrued at 100% loss ratio.
(1)	September 11, 2001 tragedy (See Note 5 to the Consolidated Financial Statements included in the 2002 Annual Report on Form 10-K).

ACE Limited

Segment—Key Components

(in millions of U.S. dollars)

(Unaudited)

Financial Services

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	% Change 2Q-03 vs. 2Q-02	Full Year 2002	Full Year 2001
Gross Premiums Written:
Financial Guaranty	$119	$121	$97	$147	$82	45.1%	$391	$292
Financial Solutions	(1)	411	141	346	236	-100.4%	1,146	1,189

Total	$118	$532	$238	$493	$318	-62.9%	$1,537	$1,481

Net Premiums Written:
Financial Guaranty	$119	$120	$96	$146	$82	45.1%	$387	$284
Financial Solutions	13	406	132	330	235	-94.5%	1,110	1,177

Total	$132	$526	$228	$476	$317	-58.4%	$1,497	$1,461

Net Premiums Earned:
Financial Guaranty	$82	$78	$81	$46	$81	1.2%	$282	$352
Financial Solutions	133	131	211	327	147	-9.5%	845	1,077

Total	$215	$209	$292	$373	$228	-5.7%	$1,127	$1,429

Net Premiums Written/Gross Premiums Written:
Financial Guaranty	100.0%	99.2%	99.0%	99.3%	100.0%		99.0%	97.3%
Financial Solutions	-1300.0%	98.8%	93.6%	95.4%	99.6%		96.9%	99.0%

	111.9%	98.9%	95.8%	96.6%	99.7%		97.4%	98.6%

Loss Ratio:
Financial Guaranty	49.7%	71.2%	73.0%	31.2%	55.0%		58.4%	68.3%
Financial Solutions	90.5%	80.4%	94.1%	96.0%	83.2%		92.6%	107.4%

Total	74.9%	77.0%	88.2%	88.0%	73.2%		84.0%	97.8%

Expense Ratio:
Financial Guaranty	35.3%	27.6%	17.8%	38.1%	26.9%		24.6%	23.9%
Financial Solutions	6.1%	5.7%	6.4%	4.7%	11.7%		7.0%	2.6%

Total	17.3%	13.8%	9.6%	8.8%	17.0%		11.4%	7.9%

Combined Ratio:
Financial Guaranty	85.0%	98.8%	90.8%	69.3%	81.9%		83.0%	92.2%
Financial Solutions	96.6%	86.1%	100.5%	100.7%	94.9%		99.6%	110.0%

Total	92.2%	90.8%	97.8%	96.8%	90.2%		95.4%	105.7%

ACE Limited

Segment—Key Components

Financial Guaranty Profile

(in millions of U.S. dollars)

(Unaudited)

	Gross Par Written(7)		Net Par Outstanding/Average Ratings
	Three months ended	Six months ended	June 30, 2003			December 31, 2002
Sector	June 30, 2003		Par Outstanding	%	Average Rating	Par Outstanding	%	Average Rating
Municipal Exposure:
Tax Backed	$1,303	$1,772	$20,017	24.2%	A+	$19,637	24.0%	A+
Municipal Utilities	519	839	9,988	12.1%	A+	10,390	12.7%	A+
Special Revenue	332	560	8,511	10.3%	A	8,596	10.5%	A
Healthcare	132	269	5,551	6.7%	A	5,798	7.1%	A
Structured Municipal(1)	—	—	3,378	4.1%	AAA	3,523	4.3%	AAA
Other Municipal(2)	68	203	2,380	2.9%	A-	2,151	2.7%	A-

Total Municipal	$2,354	$3,643	$49,825	60.3%	A+	$50,095	61.3%	A
Non-Municipal Exposure:
Senior Layer CDO’s(3)	$647	$1,504	$14,659	17.7%	AA+	$12,727	15.6%	AA+
Consumer Receivables(4)	560	1,636	7,815	9.5%	A+	8,388	10.3%	A
Single Name Corporate CDS	40	130	3,689	4.5%	A+	4,454	5.4%	A+
Commercial Receivables(5)	426	769	4,571	5.5%	A+	3,464	4.2%	A+
Other Structured Finance(6)	233	361	1,460	1.8%	A+	2,051	2.5%	A
Funded Equity CDO’s(3)	—	8	578	0.7%	NM	586	0.7%	NM

Total Non-Municipal	$1,906	$4,408	$32,772	39.7%	AA	$31,670	38.7%	AA-

Total Exposure	$4,260	$8,051	$82,597	100.0%		$81,765	100.0%

(1)	Structured Municipal: includes excess of loss reinsurance on portfolios of municipal credits where the company attached in excess of the AAA rating level.
(2)	Other Municipal: primarily includes first mortgage bonds on investor-owned utilities and government-sponsored project finance.
(3)	For ACE, collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches. Market supply and demand factors influence pricing and the amount and position in the structure where ACE chooses to participate.
(4)	Consumer Receivables: principally includes auto loan receivables, residential mortgage-backed securities and credit card receivables.
(5)	Commercial Receivables: principally includes equipment leases and commercial mortgage-backed securities.
(6)	Other Structured Finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.
(7)	Gross par approximates net par as the company is a net line writer.

Note—Ratings are internally determined based on rating agency guidelines

ACE Limited

Segment—Key Components

Financial Guaranty Profile

(in millions of U.S. dollars)

(Unaudited)

Distribution by Ratings of Financial Guaranty Portfolio

Ratings	Net Par Outstanding	%
AAA	$23,147	28.0%
AA	16,897	20.4%
A	29,458	35.7%
BBB	11,451	13.9%
Below investment grade	1,066	1.3%
Funded equity	578	0.7%

	$82,597	100%

Geographic Distribution of Financial Guaranty Portfolio

	Net Par Outstanding	%
Domestic:
California	$6,916	8.4%
New York	5,054	6.1%
Texas	3,256	3.9%
Florida	2,827	3.4%
Illinois	2,774	3.4%
New Jersey	2,166	2.6%
Pennsylvania	2,114	2.6%
Massachusetts	1,909	2.3%
Puerto Rico	1,507	1.8%
Washington	1,341	1.6%
Ohio	1,198	1.5%
Other—municipal	16,555	20.0%
Other—non municipal	29,466	35.7%

Total Domestic	$77,083	93.3%
International:
United Kingdom	$1,848	2.2%
Australia	378	0.5%
France	351	0.4%
Netherlands	242	0.3%
Japan	232	0.3%
Other	2,463	3.0%

Total International	$5,514	6.7%

Overall Net Par Outstanding	$82,597

ACE Limited

Segment—Key Components

25 Largest Municipal Exposures

(in millions of U.S. dollars)

(Unaudited)

Revenue Source	Net Par In Force *	Rating
California State General Obligation & Leases**	$924	BBB
New York City General Obligation	745	A
New Jersey State General Obligation & Leases	730	AA
Denver Colorado Airport System	637	A
Chicago Illinois General Obligation	599	A+
Puerto Rico Electric Power Authority	571	A-
Massachusetts State GO & Bay Transportation & Leases	549	AA-
New York City Municipal Water Finance Authority	514	AA
San Francisco California Airport	507	A
New York State Metro Trans Auth-Trans Revenue	500	A
New York State General Obligation & Leases	492	AA
Long Island Power Authority	431	A-
Energy Northwest (FKA WPPSS)	422	AA-
Houston Texas Water & Sewer System	411	A+
Puerto Rico General Obligation & Leases	402	A-
Dade County Florida Water & Sewer System	373	A
Los Angeles County Metro Trans—Sales Tax—1st	340	AA
New Jersey State Turnpike	339	A-
Mental Health Services Facilities—New York	329	AA-
Municipal Electric Authority of Georgia—Senior	321	A+
Illinois State General Obligation & Leases	320	AA
Chicago Illinois Public Building—Board of Education	316	A+
Intermountain Power Agency	311	A+
Pennsylvania State General Obligation & Leases	287	AA
Los Angeles County California Pension Obligation	287	A

*	Excludes Net Par In Force for transactions insured by an AAA monoline financial guaranty company
**	Rating change as of July 24, 2003.

ACE Limited

Segment—Key Components

(in millions of U.S. dollars)

(Unaudited)

25 Largest Asset-Backed Exposures (Non—Municipal)
Revenue Source	Net Par In Force	Rating
Triplas CDO of ABS	$621	AAA
Taurus 2001-06 Synthetic CDO	550	A+
Sears Credit Card Master Trust 2002-3 Class A—Credit Cards	550	AAA
Dresdner 2001-1—Synthetic CDO	500	AAA
Houston Synthetic CDO Portfolio 2000-1	470	AA
Bistro 2001-09 AAA Tranche—Synthetic CDO	450	AAA
Stars 2001-3—Synthetic CDO	440	AAA
Merrill Lynch Dots 4—Synthetic CDO	430	AAA
Providian Gateway Master Trust—Credit Cards	421	BB+
Merrill Lynch Synthetic CDO Taurus	417	AAA
Magrathea V—Synthetic CDO	360	AAA
Lehman Sprint 2001-1 Super Senior—Synthetic CDO	352	AAA
Taurus 2001-01 Synthetic CDO	347	AAA
Lehman Synthetic CDO Portfolio 2000-1	320	AAA
Bistro 2000-07 Class A-1—Synthetic CDO	300	AAA
Europa II Limited Class A-1—Synthetic CDO	296	AAA
Halcyon Synthetic CDO	278	AAA
ING Equity Trust (Pilgrim Principal Protection)	265	AAA
EMMOCA IV Portfolio—Synthetic CDO	250	AA+
EMMOCA V Portfolio—Synthetic CDO	250	AAA
Metris Master Trust—Credit Cards	244	BB
Lusitano Global Synthetic CDO Class A-2	237	AAA
SALS 2002-3—Synthetic CDO	200	AAA
Commerzbank 2002-1—Synthetic CDO	200	AAA
APEX (IDM) Synthetic CDO I Limited	200	AAA

Largest Single Name Corporate CDS
Revenue Source	Net Par In Force *	Rating
General Electric Capital Corporation	$110	AAA
Munich RE	71	AA-
Merrill Lynch & Company	55	A+
American International Group, Inc. (AIG)	50	AAA
Japan Republic Sovereign Obligation	50	AA-
British Telecom Plc	45	A-
FNMA—Fannie Mae	45	AAA
Rabobank Nederland	45	AAA
General Motors Acceptance Corporation	45	BBB
JP Morgan Chase & Company—Subordinate Debt	40	A

*	Excludes Net Par In Force for transactions insured by an AAA monoline financial guaranty company

ACE Limited

Segment- Key Components

CDO’s and Single Name Corporate CDS

(in millions of U.S. dollars)

(Unaudited)

CDO’s				Single Name Corporate CDS
	Gross Par Written **				Gross Par Written **
	Three months ended	Six months ended	Net Par		Three months ended	Six months ended	Net Par
Rating	June 30, 2003		Outstanding	Rating	June 30, 2003		Outstanding
AAA	$772	$1,110	$10,187	AAA	$—	$30	$675
AA	3	4	1,902	AA	30	40	723
A	—	11	981	A	10	40	1,806
BBB	—	5	685	BBB	—	20	432
Below investment grade	13	182	904	Below investment grade	—	—	53
Funded Equity	—	—	578

Total	$788	$1,312	$15,237	Total	$40	$130	$3,689

	Outstanding Net Par
	2003*	2004	2005	2006	2007
Senior Layer CDO’s
Beginning Outstanding Par	$14,659	$14,498	$13,898	$11,717	$8,679
Scheduled Runoff Amount	161	600	2,181	3,038	4,256

Ending Outstanding Par	$14,498	$13,898	$11,717	$8,679	$4,423
Single Name Corporate CDS
Beginning Outstanding Par	$3,689	$2,756	$2,101	$1,062	$835
Scheduled Runoff Amount	933	655	1,039	227	330

Ending Outstanding Par	$2,756	$2,101	$1,062	$835	$505
Funded Equity CDO’s
Beginning Outstanding Par	$578	$578	$578	$578	$408
Scheduled Runoff Amount	—	—	—	170	349

Ending Outstanding Par	$578	$578	$578	$408	$59

*	Beginning balance as of June 30, 2003
**	Gross par approximates net par as the company is a net line writer

ACE Limited

Reinsurance Recoverable

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	Brandywine (Runoff)			Westchester (Runoff)
	30-Jun-03	31-Mar-03	31-Dec-02	30-Jun-03	31-Mar-03	31-Dec-02
Reinsurance recoverable on paid losses & loss expenses	$417	$397	$385	$17	$25	$27
Reinsurance recoverable on unpaid losses & loss expenses	5,044	5,218	5,237	505	496	491

Gross reinsurance recoverable	5,461	5,615	5,622	522	521	518
Bad debt reserve	(463)	(473)	(478)	(29)	(29)	(30)

Net reinsurance recoverable	$4,998	$5,142	$5,144	$493	$492	$488

	Active Operations			Total
	30-Jun-03	31-Mar-03	31-Dec-02	30-Jun-03	31-Mar-03	31-Dec-02
Reinsurance recoverable on paid losses & loss expenses	$869	$950	$951	$1,303	$1,372	$1,363
Reinsurance recoverable on unpaid losses & loss expenses	7,965	7,997	7,839	13,514	13,711	13,567

Gross reinsurance recoverable	8,834	8,947	8,790	14,817	15,083	14,930
Bad debt reserve	(434)	(449)	(431)	(926)	(951)	(939)

Net reinsurance recoverable	$8,400	$8,498	$8,359	$13,891	$14,132	$13,991

As illustrated in the table above, it is important to consider the composition of the recoverable balance and the related exposures in three components: Brandywine, Westchester and Active Operations recoverable. Active operations include the run-off operations of CIS. Additional information on reinsurance recoverable on a consolidated basis and for active operations for March 31, 2003 can be found on pages 29 and 30, respectively.

The Company’s obligations with respect to further funding of the Brandywine runoff are limited pursuant to the Brandywine Restructuring Order under an $800 million aggregate excess of loss reinsurance agreement. (Refer to the “Asbestos and Environmental Claims” section of the “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” incorporated into our recently filed Form 10-K for the year ended December 31, 2002 for additional information about the order and other Company obligations.) At June 30, 2003 approximately $446 million in losses and recoverable bad debt reserves were ceded to the aggregate excess of loss reinsurance agreement leaving a remaining limit of approximately $354 million.

As part of the Westchester acquisition, National Indemnity provided reinsurance protection for all losses occurring prior to 1997. At June 30, 2003, the remaining limit in the reinsurance cover was approximately $600 million.

The remaining balance of reinsurance recoverable consists of recoverables primarily associated with active operations.

ACE Limited

Reinsurance Recoverable

(in millions of U.S. dollars)

(Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	June 30, 2003			March 31, 2003			December 31, 2002
Category	Gross	Bad Debt	% of Gross	Gross	Bad Debt	% of Gross	Gross	Bad Debt	% of Gross
General Collections (1)	$795	$51	6.4%	$848	$54	6.4%	$848	$43	5.1%
Other (2)	508	327	64.4%	524	333	63.5%	515	335	65.0%

Total	$1,303	$378	29.0%	$1,372	$387	28.2%	$1,363	$378	27.7%

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues. We provide bad debt reserves based primarily on the application of historical loss.
(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of this reserve considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

SAP to GAAP Reconciliation

A significant amount of detail on a large portion of our reinsurance recoverables are disclosed in our US statutory annual reports. The following is a reconciliation of the amount reported in these reports to our total recoverable as of December 31, 2002 reported for GAAP purposes:

Total amounts reported for statutory purposes	$8,611
Less: the portion of the total balance that is intercompany and therefore eliminated for GAAP purposes	(2,732)
Plus: amounts ceded to NICO which are not reported as reinsurance recoverables for statutory purposes	2,767
Plus: the amount of reserve and recoverable discounting included for statutory purposes which is added back for GAAP purposes	1,701

Total GAAP recoverables disclosed in US statutory reports	10,347
Structured settlements	730
Other legal entities*	3,853

Total amounts reported for GAAP purposes**	$14,930
Percentage disclosed in detail in US statutory annual reports	69%

*	Not subject to US statutory reporting requirements
**	The variance between the Statutory and GAAP balance relates to differences in accounting rules. Statutory rules allow the inclusion of affiliated balances, and the discounting of certain reserves and related recoverables. The statutory balance also excludes retroactive reinsurance contracts (NICO).

ACE Limited

Reinsurance Recoverable

(in millions of U.S. dollars)

(Unaudited)

Consolidated Reinsurance Recoverables

	March 31, 2003
Categories	Recoverable	Bad Debt	% of Gross

Top 10 reinsurers	$7,623	$90	1.2%
Other reinsurers balances >$20 million	2,603	194	7.5%
Other reinsurers balances <$20 million	1,924	141	7.3%
Mandatory pools and government agencies	784	4	0.5%
Structured settlements	651	3	0.5%
Captives	691	4	0.6%
Other	807	515	63.8%

Total Recoveries	$15,083	$951	6.3%

At March 31, 2003, $10.3 billion of consolidated recoverables were from rated reinsurers, of which 95% were rated A- or better by Standard & Poor's.

Top 10 Reinsurers	Other Reinsurers Balances >$20 million

AXA	Allianz Group	IRB—Brasil Resseguros S.A.
Berkshire Hathaway Insurance Group	American International Group	Liberty Mutual Insurance Companies
EQUITAS	Chubb Insurance Group	Markel Corporation Group
GE Global Insurance Group	CNA Insurance Companies	Mitsui Sumitomo Insurance Group
Lloyd’s of London	Converium Group	Nationwide Group
Munich Re	DaimlerChrysler Group	Overseas Partners Ltd.
SCOR Group	Dominion Ins. Co. Ltd.	PMA Capital Insurance Company
Swiss Re Group	Dorinco Reinsurance Co.	RenaissanceRe Holdings Ltd
XL Capital Group	Electric Insurance Group	Royal & Sun Alliance Insurance Group plc
Zurich Financial Services Group	Everest Re Group	Scan Re Group
	Fairfax Financial	Sompo Japan Insurance Inc
	FM Global Group	St. Paul Companies
	Gerling Group	Toa Reinsurance Company
	Great American P&C Insurance Companies	Tokio Marine & Fire Group
	Hannover Group	Travelers Property Casualty Group
	Hartford Insurance Group	Trenwick Group
	Independence Blue Cross (Amerihealth)	White Mountains Insurance Group
	ING—Internationale Nederlanden Group	WR Berkley Corp

Classification of reinsurer balances excludes any consideration of related collateral or offsetting balances.

ACE Limited

Reinsurance Recoverable

(in millions of U.S. dollars)

(Unaudited)

Reinsurance Recoverable for Active Operations

	March 31, 2003
Categories	Recoverable	Bad Debt	% of Gross
Top 10 reinsurers	$3,891	$58	1.5%
Other reinsurers balances >$20 million	1,485	93	6.3%
Other reinsurers balances <$20 million	1,529	97	6.3%
Mandatory pools and government agencies	753	4	0.5%
Structured settlements	274	1	0.4%
Captives	673	3	0.4%
Other	342	193	56.4%

Total Recoveries	$8,947	$449	5.0%

At March 31, 2003, $5.7 billion of the active operations’ recoverables were from rated reinsurers, of which 95% were rated A- or better by Standard & Poor’s. At March 31, 2003, the $8.9 billion gross balance includes government pools of $753 million and structured settlements with recourse of $274 million, both of which present very limited collectibility exposure. The Company held collateral of $2.0 billion, of which $1.3 billion was matched and usable against existing recoverables.

Top 10 Reinsurers	Other Reinsurers Balances >$20 million

AXA	Allianz Group	Independence Blue Cross (Amerihealth)
Berkshire Hathaway Insurance Group	American International Group	ING—Internationale Nederlander Group
GE Global Insurance Group (Employers Re)	Chubb Insurance Group	IRB—Brasil Resseguros S.A.
Hannover	Converium Group	Liberty Mutual Insurance Companies
Lloyd’s of London	CNA Insurance Companies	Overseas Partners Ltd.
Munich Re	DaimlerChrysler Group	PMA Capital Insurance Company
SCOR Group	Dorinco Reinsurance Co.	RenaissanceRe Holdings Ltd
Swiss Re Group	Electric Insurance Group	Royal & Sun Alliance Insurance Group plc
XL Capital Group	EQUITAS	Scan Re Group
Zurich Financial Services Group	Everest Re Group	St. Paul Companies
	Fairfax Financial	Toa Reinsurance Company
	FM Global Group	Trenwick Group
	Gerling Group	White Mountains Insurance Group

Classification of reinsurer balances excludes any consideration of related collateral or offsetting balances.

ACE Limited

Reconciliation of Unpaid Losses and Loss Expenses

(in millions of U.S. dollars)

(Unaudited)

	Total			Ongoing			Runoff (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2001	$20,728	$10,629	$10,099	$13,001	$5,381	$7,620	$7,236	$4,757	$2,479
Losses and loss expenses incurred	1,599	746	853	1,465	623	842	134	123	11
Losses and loss expenses paid	(1,792)	(816)	(976)	(1,501)	(686)	(815)	(291)	(130)	(161)
Other (incl. foreign exch. revaluation)	(20)	26	(46)	(20)	26	(46)	—	—	—

Balance at March 31, 2002	$20,515	$10,585	$9,930	$12,945	$5,344	$7,601	$7,079	$4,750	$2,329

Losses and loss expenses incurred	1,806	845	961	1,668	717	951	138	128	10
Losses and loss expenses paid	(1,739)	(699)	(1,040)	(1,434)	(574)	(860)	(305)	(125)	(180)
Other (incl. foreign exch. revaluation)	79	26	53	79	26	53	—	—	—

Balance at June 30, 2002	$20,661	$10,757	$9,904	$13,258	$5,513	$7,745	$6,912	$4,753	$2,159

Losses and loss expenses incurred	2,177	849	1,328	2,166	843	1,323	11	6	5
Losses and loss expenses paid	(1,348)	(586)	(762)	(1,173)	(558)	(615)	(175)	(28)	(147)
Other (incl. foreign exch. revaluation)	151	11	140	151	11	140	—	—	—

Balance at September 30, 2002	$21,641	$11,031	$10,610	$14,402	$5,809	$8,593	$6,748	$4,731	$2,017

Losses and loss expenses incurred	4,530	2,766	1,764	2,400	1,115	1,285	2,130	1,651	479
Losses and loss expenses paid	(2,023)	(851)	(1,172)	(1,628)	(668)	(960)	(395)	(183)	(212)
Other (incl. foreign exch. revaluation)	167	51	116	167	51	116	—	—	—

Balance at December 31, 2002	$24,315	$12,997	$11,318	$15,341	$6,307	$9,034	$8,483	$6,199	$2,284

Losses and loss expenses incurred	2,390	1,107	1,283	2,365	1,104	1,261	25	3	22
Losses and loss expenses paid	(2,155)	(984)	(1,171)	(1,910)	(893)	(1,017)	(245)	(91)	(154)
Other (incl. foreign exch. revaluation)	86	16	70	79	16	63	7	—	7

Balance at March 31, 2003	$24,636	$13,136	$11,500	$15,875	$6,534	$9,341	$8,270	$6,111	$2,159

Losses and loss expenses incurred	2,511	1,052	1,459	2,463	1,020	1,443	48	32	16
Losses and loss expenses paid	(2,415)	(1,357)	(1,058)	(1,964)	(1,134)	(830)	(451)	(223)	(228)
Other (incl. foreign exch. revaluation)	208	123	85	208	123	85	—	—	—

Balance at June 30, 2003	$24,940	$12,965	$11,975	$16,582	$6,543	$10,039	$7,867	$5,920	$1,947

(1)	The run-off reserves primarily include Brandywine group, the Commercial Insurance Service—Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves. Prior year split between gross and ceded reserves and loss activity in ongoing and runoff categories has been revised to properly reflect intercompany reinsurance eliminations.

ACE Limited

Asbestos and Environmental Reserves; September 11, 2001 Tragedy

(in millions of U.S. dollars)

(Unaudited)

Consolidated Asbestos and Environmental:

	June 30, 2003			December 31, 2002
	Gross	Ceded	Net	Gross	Ceded	Net
Asbestos reserves	$3,083	$2,702	$381	$3,192	$2,746	$446
Environmental and other latent exposures	1,232	917	315	1,352	949	403

Total	$4,315	$3,619	$696	$4,544	$3,695	$849

Asbestos claim payments	$109	$44	$65	$284	$166	$118
Environmental and other latent exposure claim payments	$120	$32	$88	$311	$116	$195
Gross 3 year asbestos survival ratio at December 31, 2002				11.3x
Gross 1 year asbestos survival ratio at December 31, 2002				12.0x

September 11, 2001 Tragedy Information as of June 30, 2003:

	Ultimate Losses	Paid to Date	Unpaid Losses
Gross losses	$1,829	$918	$911
Ceded	1,179	641	538

Net losses	$650	$277	$373

Recoveries
Billed to reinsurers	$641
Collected	602

Current outstanding	$39

ACE Limited

Capital Structure

(in millions of U.S. dollars)

	June 30 2003 (Unaudited)	March 31 2003 (Unaudited)	December 31 2002 (Audited)	December 31 2001 (Audited)
Total short-term debt	$146	$146	$146	$495
Total long-term debt(1)	1,749	1,749	1,749	1,349

Total debt	$1,895	$1,895	$1,895	$1,844

Total trust preferreds(2)	$475	$475	$475	$875

Mezzanine equity(3)	$—	$311	$311	$311
Perpetual preferred(4)	$557	$—	$—	$—
Ordinary Shareholders’ equity	$7,621	$6,702	$6,389	$6,107
Total Shareholders’ equity	$8,178	$6,702	$6,389	$6,107

Total capitalization	$10,548	$9,383	$9,070	$9,137
Tangible equity(5)	$5,467	$3,991	$3,672	$3,335
Leverage Ratios:
Debt/ total capitalization	18.0%	20.2%	20.9%	20.2%
Debt plus trust preferreds/ total capitalization	22.5%	25.3%	26.1%	29.8%
Debt/ tangible equity	34.7%	47.5%	51.6%	55.3%
Debt plus trust preferreds and mezzanine equity/ tangible equity	43.4%	67.2%	73.0%	90.9%
Debt plus total preferred stock/ total capitalization	27.7%	25.3%	26.1%	29.8%

(1)	$50 million of ACE INA subordinated notes due 2009 was repaid in both the second and third quarters of 2002. An additional $500 million of Senior Debt was issued by ACE Limited in March 2002.
(2)	$400 million of ACE INA Rhino Preferred Securities due 2002 was repaid in the second and third quarters of 2002.
(3)	The FELINE PRIDES converted in the second quarter of 2003.
(4)	Preferred shares $575 million, net of issuance costs $18 million.
(5)	Tangible equity is equal to Shareholders' equity less goodwill.

ACE Limited

Fixed Income Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	June 30, 2003		March 31, 2003		December 31, 2002
Fixed maturities	$16,884		$15,044		$14,420
Securities on loan	546		521		293
Short-term investments	2,048		2,081		1,885
Cash	576		477		663

	$20,054		$18,123		$17,261

	June 30, 2003 Market Value	% of Total	March 31, 2003 Market Value	% of Total	December 31, 2002 Market Value	% of Total
Allocation:
Treasury	$886	4.4%	$859	4.7%	$842	4.9%
Agency	1,383	6.9%	1,074	5.9%	973	5.6%
Corporate	7,796	38.9%	7,117	39.3%	6,459	37.3%
Mortgage-backed securities	3,825	19.0%	3,415	18.8%	3,302	19.2%
Asset-backed securities	439	2.3%	338	1.9%	352	2.0%
Municipal	1,346	6.7%	1,220	6.7%	1,201	7.0%
Non-US	1,755	8.7%	1,542	8.5%	1,584	9.2%
Cash & cash equivalent	2,624	13.1%	2,558	14.2%	2,548	14.8%

Total	$20,054	100.0%	$18,123	100.0%	$17,261	100.0%

	June 30, 2003 Market Value	% of Total	March 31, 2003 Market Value	% of Total	December 31, 2002 Market Value	% of Total
Credit Quality:
AAA	$9,841	49.1%	$8,808	48.6%	$8,566	49.4%
AA	3,623	18.1%	3,265	18.0%	2,880	16.7%
A	3,162	15.7%	3,027	16.7%	2,920	17.0%
BBB	1,592	7.9%	1,464	8.1%	1,314	7.6%
BB	782	3.9%	697	3.8%	662	3.8%
B	939	4.7%	791	4.4%	843	4.9%
Other	115	0.6%	71	0.4%	76	0.6%

Total	$20,054	100.0%	$18,123	100%	$17,261	100%

Avg. duration of fixed maturities, adj. for int. rate swaps		3.2 years		3.1 years		3.1 years
Avg. market yield of fixed maturities		3.8%		4.2%		4.4%
Avg. credit quality		AA		AA		AA

ACE Limited

Investment Information at June 30, 2003

(in millions of U.S. dollars)

(Unaudited)

	June 30, 2003		March 31, 2003		December 31, 2002
	Market Value	Cost/ Amortized cost	Market Value	Cost/ Amortized cost	Market Value	Cost/ Amortized cost
Fixed maturities	$16,884	$15,974	$15,044	$14,370	$14,420	$13,791
Equity securities	471	400	410	414	411	442
Securities on loan	546	498	521	494	293	286
Short-term investments	2,048	2,048	2,081	2,081	1,885	1,885
Other investments	661	626	685	657	652	622
Cash	576	576	477	477	663	663

	$21,186	$20,122	$19,218	$18,493	$18,324	$17,689

Top 10 Exposures—Fixed Income Investments and Single Name Credit Default Swaps

June 30, 2003
General Electric	$289
General Motors	199
Citigroup Inc	173
Verizon Communications	141
HSBC Holdings Plc	119
AIG	118
Merrill Lynch	116
Goldman Sachs Group	103
Morgan Stanley	102
Ford Motor Co	101

March 31, 2003
General Electric	$287
General Motors	170
Citigroup Inc	168
Verizon Communications	143
AIG	118
Ford Motor Co	113
Merrill Lynch	110
Morgan Stanley	108
Goldman Sachs Group	101
HSBC Holdings Plc	100

December 31, 2002
General Electric	$258
General Motors	171
Citigroup Inc	154
Verizon Communications	127
AIG	123
Ford Motor Co	123
Bank of America	119
Wachovia Corp	106
Wells Fargo	105
JP Morgan Chase	105

ACE Limited

Investment Portfolio Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended June 30, 2003			Six months ended June 30, 2003
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment portfolio gains (losses)
Fixed maturities	$49	$254	$303	$61	$310	$371
Interest rate swaps	(5)	—	(5)	(14)	—	(14)
Equity securities	(4)	79	73	(54)	113	57
Equity and fixed income derivatives	20	—	20	20	—	20
Foreign exchange gains (losses)	6	—	6	15	—	15
Other	(11)	7	(2)	(11)	5	(4)

	55	340	395	17	428	445
Credit default swaps (FAS 133 adjustment)	52	—	52	50	—	50

Total gains (losses)	107	340	447	67	428	495
Income tax (expense) benefit	(22)	(67)	(89)	(14)	(76)	(90)

Net gains (losses)	$85	$273	$358	$53	$352	$405

(1)	The quarter includes impairments of $1M for fixed maturities and $8M for equities and $16M for other. Year to date includes impairments of $19M for fixed maturities and $54M for equities and $16M for other.

	Three months ended June 30, 2002			Six months ended June 30, 2002
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Investment portfolio gains (losses)
Fixed maturities	$(26)	$210	$184	$(40)	$324	$284
Interest rate swaps	(30)	—	(30)	(23)	—	(23)
Equity securities	4	(60)	(56)	2	(64)	(62)
Equity and fixed income derivatives	(58)	—	(58)	(61)	—	(61)
Foreign exchange gains (losses)	3	—	3	2	—	2
Other	—	(1)	(1)	—	(7)	(7)

	(107)	149	42	(120)	253	133
Credit default swaps (FAS 133 adjustment)	(33)	—	(33)	(46)	—	(46)

Total gains (losses)	(140)	149	9	(166)	253	87
Income tax (expense) benefit	15	(42)	(27)	23	(62)	(39)

Net gains (losses)	$(125)	$107	$(18)	$(143)	$191	$48

(2)	The quarter includes impairments of $27M for fixed maturities. Year to date includes impairments of $43M for fixed maturities and $1M for equities.

ACE Limited

Reconciliation to Generally Accepted Accounting Principles

(in millions of U.S. dollars)

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. The non-GAAP measure is a common performance measurement and is defined as net income (loss) excluding net realized gains (losses) on investments, the tax effect of net realized gains (losses) on investments and the cumulative effect of adopting a new accounting standard, net of income tax. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

We exclude net realized gains (losses) on investments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The cumulative effect of adopting a new accounting standard is excluded from our calculation. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income (loss) excluding net realized gains (losses) and the cumulative effect of adopting a new accounting standard should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

						Full Year	Full Year
	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02	2002	2001
Net income (loss), as reported	$371	$247	$(168)	$(57)	$104	$77	$(146)
Net realized gains (losses)	107	(40)	(88)	(235)	(140)	(489)	(58)
Tax effect of net realized gains (losses)	(22)	8	19	30	15	72	8
Cumulative effect of adopting a new acct’ standard	—	—	—	—	—	—	(23)

Income (loss) excluding net realized gains (losses) and the cumulative effect of adopting a new accounting standard	$286	$279	$(99)	$148	$229	$494	$(73)

Income (loss) excluding net realized gains (losses) and the cumulative effect of adopting a new accounting standard
Net income (loss)	$371	$247	$(168)	$(57)	$104	$77	$(146)
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	354	112	131	198	135	358	65
Reclassification adjustment for net realized gains (losses) included in net income	(14)	(24)	55	28	13	98	(16)
Cumulative translation adjustment	58	26	(4)	4	5	—	(7)
Minimum pension liability adjustment	(40)	—	—	—	—	—	—
Income tax (expense) benefit related to other comprehensive income items	(82)	(16)	(27)	(69)	(46)	(118)	(10)

Other comprehensive income (loss)	275	98	155	161	107	338	32

Comprehensive income (loss)	$646	$345	$(13)	$104	$211	$415	$(114)

ACE Limited

Reconciliation to Generally Accepted Accounting Principles

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Ordinary Share to Diluted Book Value per Ordinary Share

	June 30, 2003	March 31, 2003	December 31, 2002
Shareholders’ equity	$8,178	$6,702	$6,389
Net proceeds from assumed conversions of options	291	226	138
Proceeds from issuance of preferred shares	(557)	—	—
Conversion of mezzanine equity	—	311	311

Numerator for diluted book value per share calculation	7,912	7,239	6,838
Less: goodwill	2,711	2,711	2,717

Numerator for diluted tangible book value per share	$5,201	$4,528	$4,121

Ordinary Shares outstanding—end of period	277,755,290	264,491,819	262,679,356
Shares issued from assumed conversions of options	12,669,243	11,697,607	8,560,131
Shares issued on conversion of mezzanine equity	—	11,814,373	11,814,373

Denominator for diluted and diluted tangible book value	290,424,533	288,003,799	283,053,860

Book value per Ordinary Share	$27.44	$25.34	$24.32
Diluted book value per Ordinary Share	$27.24	$25.14	$24.16
Diluted tangible book value per Ordinary Share	$17.91	$15.72	$14.56

ACE Limited

Glossary

Annualized return on Ordinary shareholders’ equity:	Income (loss) excluding net realized gains (losses) less perpetual preferred and mezzanine equity dividend divided by average Ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Combined ratio:	The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations.

Diluted book value per Ordinary Share:	Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options divided by the sum of shares outstanding and the number of options assumed issued.

Diluted tangible book value per Ordinary Share:	Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options less goodwill divided by the sum of shares outstanding and the number of options assumed issued.

Effective tax rate:	Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses).

FAS 115:	Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income:	Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM:	Not meaningful.

Return on Ordinary shareholders’ equity:	Income (loss) excluding net realized gains (losses) less perpetual preferred and mezzanine equity dividend divided by average Ordinary shareholders’ equity.

Ordinary shareholders’ equity:	Shareholders’ equity less perpetual preferred shares.

Property and casualty combined ratios:	Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios exclude life reinsurance business and financial services segment.

Tangible equity:	Shareholders’ equity less goodwill.

Total capitalization:	Short-term debt, long-term debt, trust preferreds, mezzanine equity, perpetual preferred shares and shareholders’ equity.